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                                                                    Exhibit 99.5
                   INSTRUCTION LETTER FROM BENEFICIAL OWNER

                                  pursuant to

                               OFFER TO EXCHANGE

               7.82% Pass Through Certificates, Series 2001-A-1
          which have been registered under the Securities Act of 1933 for any and all of the outstanding
              7.82% Pass Through Certificates, Series 2001-A-1 of
                Ahold Lease Series 2001-A-1 Pass Through Trust
                 that were issued in an offering that was not
                  registered under the Securities Act of 1933

                                      and

               8.62% Pass Through Certificates, Series 2001-A-2
          which have been registered under the Securities Act of 1933 for any and all of the outstanding
              8.62% Pass Through Certificates, Series 2001-A-2 of
                Ahold Lease Series 2001-A-2 Pass Through Trust
                 that were issued in an offering that was not
                  registered under the Securities Act of 1933

                   In each case, payable from rents paid by
                           Ahold Lease U.S.A., Inc.,
                                 guaranteed by
                     Koninklijke Ahold N.V. (Royal Ahold)

             Offer made pursuant to the Prospectus dated   , 2001


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       ,
  2001 (THE "EXPIRATION DATE") UNLESS THE OFFER IS EXTENDED. TENDERS  MAY
    BE WITHDRAWN PRIOR TO  5:00  P.M.,  NEW  YORK  CITY  TIME,  ON  THE
      EXPIRATION DATE.

To Registered Holder and/or Depository Trust Company Participant:

   The undersigned hereby acknowledges receipt of the prospectus, dated   ,
2001 (as the same may be amended or supplemented from time to time, the "Prospectus") of Koninklijke Ahold N.V., a public company with limited liability incorporated under the laws of The Netherlands with its corporate seat in Zaandam (Municipality Zaanstad), The Netherlands ("Royal Ahold"), and Ahold Lease U.S.A., Inc., a corporation incorporated under the laws of the State of Delaware ("Ahold Lease" and, together with Royal Ahold, the "Registrants"), and the related letter of transmittal (the "Letter of Transmittal"), which together constitute the Registrants' offer (the "Exchange Offer") to exchange up to (1) $313,665,000 fully accreted aggregate principal amount of new 7.82% pass through certificates, series 2001-A-1, of the Ahold Lease Series 2001-A-1 Pass Through Trust, which are registered under the Securities Act of 1933 (the "New A-1 Pass Through Certificates"), for any and all of the outstanding unregistered 7.82% pass through certificates, series 2001-A-1, of the Ahold Lease Series 2001-A-1 Pass Through Trust (the "Outstanding A-1 Pass Through Certificates"), and (2) $250,720,000 fully accreted aggregate principal amount of new 8.62% pass through certificates, series 2001-A-2, of the Ahold Lease Series 2001-A-2 Pass Through Trust, which are registered under the Securities Act of 1933 (the "New A-2 Pass Through Certificates" and, together with the New A-1 Pass Through Certificates, the "New Pass Through Certificates"), for any and all of the outstanding unregistered 8.62% pass through certificates, series 2001-A-2, of the Ahold Lease Series 2001-A-2 Pass Through Trust (the "Outstanding A-2 Pass Through Certificates" and, together with the Outstanding A-1 Pass Through Certificates, the "Outstanding Pass

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Through Certificates"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal. Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus.

   This will instruct you, the registered holder and/or Depository Trust Company Participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Outstanding Pass Through Certificates held by you for the account of the undersigned.

   The aggregate fully accreted principal amount of the Outstanding Pass Through Certificates held by you for the account of the undersigned is (FILL IN AMOUNT):

      (a) Outstanding A-1 Pass Through Certificates $    ; and/or

      (b) Outstanding A-2 Pass Through Certificates $    .

   With respect to the Exchange Offer, the undersigned hereby instructs you (Check Appropriate Box(es)):

   [_] To TENDER the Outstanding A-1 Pass Through Certificates held by you for the account of the undersigned.*

            * If less than entire principal amount is tendered, insert fully accreted principal amount of Outstanding A-1 Pass Through
              Certificates to be tendered: $    Outstanding Pass Through
              Certificates must be tendered in denominations of $1,000 fully accreted principal amount and any integral multiple thereof. The entire principal amount of all Outstanding A-1 Pass Through Certificates held shall be deemed tendered unless a lesser amount is specified.

   [_] To TENDER the Outstanding A-2 Pass Through Certificates held by you for the account of the undersigned.**

           ** If less than entire principal amount is tendered, insert fully accreted principal amount of Outstanding A-2 Pass Through
              Certificates to be tendered: $    Outstanding Pass Through
              Certificates must be tendered in denominations of $1,000 fully accreted principal amount and any integral multiple thereof. The entire principal amount of all Outstanding A-2 Pass Through Certificates held shall be deemed tendered unless a lesser amount is specified.

   [_] NOT to TENDER any Outstanding A-1 Pass Through Certificates held by you for the account of the undersigned.

   [_] NOT to TENDER any Outstanding A-2 Pass Through Certificates held by you for the account of the undersigned.

   If the undersigned instructs you to tender the Outstanding Pass Through Certificates held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (1) any New Pass Through Certificates to be received in exchange for the Outstanding Pass Through Certificates tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Pass Through Certificates, whether or not such person is the undersigned, (2) none of the undersigned, the holder of such Outstanding Pass Through Certificates or the person receiving the New Pass Through Certificates has any arrangement or understanding with any person to participate in a distribution, as defined in the Securities Act of 1933, of New Pass Through Certificates to be received in the Exchange Offer, (3) none of the undersigned, the holder of such Outstanding Pass Through Certificates or the person receiving the New Pass Through Certificates is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, of the Registrants or the applicable Pass Through Trustee, and (4) none of the undersigned, the holder of such Outstanding Pass Through Certificates or the person receiving the New Pass Through Certificates is engaged in, or intends to engage in, a distribution, as defined in the Securities Act, of such New Pass Through Certificates. The Registrants may require the undersigned, as a condition to the undersigned's eligibility to participate in the Exchange Offer, to furnish to the Registrants (or an agent thereof) in writing information as to the number of "beneficial owners" within the meaning of Rule l3d-3 under the Securities Exchange Act of 1934 on behalf of whom the undersigned holds the Outstanding Pass Through Certificates to be exchanged in the Exchange Offer. If the undersigned is a broker-dealer that will receive New Pass Through Certificates for its own account in exchange for Outstanding Pass Through Certificates, it is understood that you are authorized to

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represent on behalf of the undersigned (and the undersigned, by its signature below, represents to you) that the Outstanding Pass Through Certificates to be exchanged for New Pass Through Certificates were acquired by the undersigned as a result of market-making activities or other trading activities and acknowledges that it will deliver the Prospectus in connection with any resale of such New Pass Through Certificates; however, by so acknowledging and by delivering the Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


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                        Name(s) of beneficial owner(s)

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                                   Signature

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                            Name(s) (please print)

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                                   (Address)

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                              (Telephone Number)

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              (Taxpayer Identification or Social Security Number)

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                                     Date


   Unless a specific contrary instruction is given in the space provided, signature(s) hereon shall constitute an instruction to tender all Outstanding Pass Through Certificates.

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